UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4526

Name of Registrant:	Vanguard Quantitative Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - March 31, 2005

Item 1:	Reports to Shareholders

Vanguard® Growth and Income Fund

March 31, 2005

CONTENTS

  1 CHAIRMAN'S LETTER
  5 ADVISOR'S REPORT
  8 FUND PROFILE
  9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 FINANCIAL STATEMENTS
21 ABOUT YOUR FUND'S EXPENSES
23 ADVISORY AGREEMENT

SUMMARY

• The Growth and Income Fund gained 7.7% during the six months ended March 31, 2005.
• The fund outpaced both the average competing fund and the S&P 500 Index.
• Companies in the consumer discretionary, health care, and integrated oils sectors contributed the most to the fund’s overall return.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

 Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

In the first half of fiscal 2005, both the Investor Shares and Admiral Shares of Vanguard Growth and Income Fund returned 7.7%, higher than the 6.2% result of the average large-capitalization core fund and the 6.9% return of the Standard & Poor’s 500 Index, the fund’s primary benchmark. The fund’s performance matched the return of the Dow Jones Wilshire 5000 Composite Index, a measure of the overall U.S. equity market.

The table below presents the total returns (capital change plus reinvested distributions) for the fund and its benchmarks. The fund’s distributions and its share prices at the beginning and end of the period are shown in the table on page 4.

Total Returns	Six Months Ended March 31, 2005

Vanguard Growth and Income Fund
Investor Shares	7.7%
Admiral Shares	7.7
S&P 500 Index	6.9
Average Large-Cap Core Fund*	6.2
Dow Jones Wilshire 5000 Index	7.7

*Derived from data provided by Lipper Inc.

STOCKS FALTERED AFTER A YEAR-END SURGE

Throughout the fiscal half-year, the U.S. economy continued to show signs of consistent growth, and the broad stock market ended the six months with a solid return. However, a closer look shows that the half-year presented a twofold tale: a post-election surge in stocks through the end of 2004, followed by a weakening stock market in 2005. During the period, investors continued to worry about signs of rising inflation and sharply increased prices for commodities, particularly energy.

During the six months, small- and mid-cap stocks outpaced their large-cap counterparts, and value stocks outpaced growth—a now-familiar pattern. In fact, in the five years since the March 2000 bursting of the market bubble inflated by large growth stocks, small- and mid-cap stocks have far outdistanced their large-cap counterparts, and value issues have led growth. Not surprisingly, for the six months ended March 31, the top performers were energy-related stocks, which benefited from higher oil prices and increased worldwide demand.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Among international stocks, emerging markets continued to outperform developed markets. Reversing 2004‘s anxiety-inducing trend, the U.S. dollar rebounded modestly against major foreign currencies in early 2005. For the six-month period, international equities posted outstanding returns compared with U.S. stocks.

BOND RESULTS WERE MIXED

Many bond investors continued to anticipate a broad increase in interest rates. As expected, the Federal Reserve Board made “measured” increases in its target for the federal funds rate, which ended the period at 2.75%. The flattening of the U.S. Treasury yield curve continued, as yields of short-maturity bonds rose more than those of long-maturity issues. The rise in the short end of the government yield curve closely followed the Fed’s four quarter-point increases in the target federal funds rate during the half-year.

Market Barometer	Total Returns Periods Ended March 31, 2005
	Six Months	One Year	Five Years*

Stocks
Russell 1000 Index (Large-caps	7.7%	7.2%	-3.0%
Russell 2000 Index (Small-caps	8.0	5.4	4.0
Dow Jones Wilshire 5000 Index	7.7	7.1	-2.6
(Entire market)
MSCI All Country World Index
ex USA (International)	15.8	16.1	-0.1

Bonds
Lehman Aggregate Bond Index	0.5%	1.1%	7.1%
(Broad taxable market)
Lehman Municipal Bond Index	1.2	2.7	6.6
Citigroup 3-Month Treasury Bil	1.0	1.6	2.6

CPI
Consumer Price Index	1.8%	3.1%	2.5%

*Annualized.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned only 0.5%. Across the maturity spectrum, corporate bonds generally performed much the same as government securities; municipal bond returns were somewhat higher. The yield of the 3-month Treasury bill, a proxy for money market yields, ended the six months at 2.77%.

SOLID STOCK SELECTION LED TO GAINS

For the six-month period ended March 31, the Growth and Income Fund earned positive returns in all sectors of the stock market. In particular, the consumer discretionary, health care, and integrated oils sectors—which as a group represented 38% of the fund’s stocks, on average—were major contributors to the fund’s performance, accounting for more than half of its overall return.

Solid stock selection by the fund’s advisor, Franklin Portfolio Associates, gave the fund a competitive edge over the S&P 500 Index during the period. Using quantitative management techniques, Franklin attempts to maintain risk characteristics for the fund that resemble those of the S&P 500 Index, while generating superior returns through stock selection. Franklin uses several stock-selection models that favor reasonably valued stocks, which typically have price/earnings and price/book multiples somewhat below the averages for these measures in the index. This strategy produced solid results during the fiscal half-year.

Annualized Expense Ratios: Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Large-Cap Core Fund

Growth and Income Fund	0.41%	0.26%	1.45%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

Although the advisor keeps the portfolio’s sector weightings close to those of the index, the fund had a modest overweighting in integrated oils, which enjoyed strong returns as a result of rising oil prices. For the fund, this sector was up nearly 24%—more than the index’s sector—with ExxonMobil alone contributing 65% of the sector’s return. The fund’s consumer discretionary and health care stocks also outpaced those in the index. Walt Disney and Johnson & Johnson both recorded stellar returns.

For information on specific securities held by the fund, see the Advisor’s Report, which begins on page 5.

A LONG-TERM PERSPECTIVE IS KEY

This semiannual report is designed to help illuminate what has driven the recent performance of your fund; we urge investors not to use it as a basis for sudden changes to their carefully considered asset allocations. By sticking with portfolios balanced among money market, bond, and stock funds that are appropriate for their time horizons and tolerance for risk, investors enhance their ability to meet their long-term financial goals.

No matter what the market environment, the keys to long-term success as an investor remain the same: balance, diversification, and low costs. If you follow these principles in your investment plan, you’ll be positioned to benefit no matter what develops.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 12, 2005

Your Fund's Performance at a Glance		September 30, 2004-March 31, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Growth and Income Fund
Investor Shares	$28.31	$30.24	$0.240	$0.000
Admiral Shares	46.25	49.41	0.426	0.000

ADVISOR’S REPORT

The Investor Shares of Vanguard Growth and Income Fund returned 7.7% during the first half of the fund’s 2005 fiscal year, topping the returns of the fund’s primary benchmark, the S&P 500 Index, and the average competing fund.

INVESTMENT PERSPECTIVE

Some of the political, economic, and market uncertainties we faced six months ago have cleared, while others remain. While Democrats were disappointed by the results of the 2004 presidential election, most everyone would agree that it was good that the outcome was determined on November 2. The strong market reaction in November and December may have been partially the result of the Republican victory (and the perception that the GOP is more business-“friendly”), but it was also a sigh of relief that we did not have a protracted post-election legal battle. In addition, any lingering uncertainties concerning the interest rate policy and intentions of the Federal Reserve have also been resolved, although it has only recently become obvious that the pace of rate increases may quicken (or at least not pause) as the Fed focuses on the threat of renewed inflation.

Investment Philosophy

The fund reflects the belief that superior long-term investment results can be achieved by using quantitative methods to select stocks that, in the aggregate, have risk characteristics similar to the S&P 500 Index but that are currently undervalued by the market.

The inflation concern is fueled by the persistence of higher energy costs and the lower dollar. (A lower exchange rate for the dollar makes imports more expensive and gives domestic producers more flexibility to raise prices.) There is also less uncertainty about the sustainability of U.S. economic growth in 2005, though there has been a slowdown in the pace of job creation and in consumer spending. Consumers may simply be running out of steam (and credit), while U.S. businesses continue to be cautious with respect to investments in capital equipment and human resources. Unfortunately, non-U.S. economic performance, in particular in Germany, France, and Japan, continues to be anemic and provides little near-term hope for a turnaround. Looking ahead, all of this adds up to a challenging period for U.S. equities, as valuations are mildly stretched and we face an extended period of sluggish economic growth.

OUR SUCCESSES

Over the past six months, our focus on relative value continued to be effective in differentiating winners from losers. Stock selection was particularly good in the health care, financial services, and telecommunications sectors. (Please note that we refer to sectors as defined by the Global Industry Classification Standard, not the Russell sectors used elsewhere in this report.)

Specific stocks that generated positive “active” (industry-adjusted) returns included Johnson & Johnson (drugs and medical products); Becton, Dickinson (medical products); Walt Disney (media and entertainment); Cardinal Health (wholesale drugs); AT&T (telecommunications); Gilead Sciences (biotechnology therapeutics); and Edison International (electric utilities). Compared with the S&P 500 Index, the fund benefited from underweighted positions in certain poorly performing stocks, including JPMorgan Chase, Cisco Systems, and Wal-Mart.

While sector tilts (that is, the difference between the fund’s weighting and the S&P 500‘s weighting in a particular industry group) are deliberately minimized, we do have them. During the six months, the fund’s small overweighting in energy and small underweighting in telecommunications added to relative performance. The fund’s tendency to hold stocks that, on average, have a lower price/earnings ratio than the S&P 500 also had a positive impact on return.

OUR SHORTFALLS

The Growth and Income Fund is kept well diversified so that no single holding has an outsized impact on investment results. But invariably there are certain stocks that, with the benefit of hindsight, we wish we had not held. In general, poor performance during the period came from overweighted stocks whose issuers announced results short of expectations. Detractors included Forest Laboratories (prescription and nonprescription drugs), Symantec (Internet security technology), Countrywide Financial (mortgage loans), and Lexmark International

(computer printers). In addition, though we had good stock selection within the utilities sector, our mild underexposure to electric utilities hindered relative performance.

OUR POSITIONING

We remain focused on our investment discipline as it applies to stock selection, portfolio construction, and implementation, and we believe the Growth and Income Fund is well positioned to achieve its goal of outperforming the S&P 500 Index while maintaining a similar level of investment risk. The fund will remain fully invested in those stocks we consider most undervalued, and we will continue to minimize its exposure to risk characteristics we believe are unrewarded. We continue to believe the Growth and Income Fund is an excellent choice for those seeking diversified exposure to large-cap U.S. equities.

John S. Cone, CFA, PRESIDENT AND CHIEF EXECUTIVE OFFICER

FRANKLIN PORTFOLIO ASSOCIATES, LLC

APRIL 11, 2005

As of 3/31/2005	FUND PROFILE This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

GROWTH AND INCOME FUND

Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	113	500	4,959
Median Market Cap	$33.0B	$51.3B	$26.7B
Price/Earnings Ratio	15.7x	18.3x	21.6x
Price/Book Ratio	2.7x	2.9x	2.7x
Yield	1.8%	1.6%
Investor Shares	1.4%
Admiral Shares	1.6%
Return on Equity	19.8%	19.9%	15.6%
Earnings Growth Rate	12.8%	10.2%	8.5%
Foreign Holdings	0.0%	0.0%	1.1%
Turnover Rate	85%+	--	--
Expense Ratio	--	--
Investor Shares	0.41%+
Admiral Shares	0.26%+
Short-Term Reserves	0%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.98	1.00	0.98	1.00
Beta	0.94	1.00	0.95	1.00

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	3%	2%	3%
Consumer Discretionary	17	14	16
Consumer Staples	6	7	7
Financial Services	20	21	22
Health Care	14	13	12
Integrated Oils	9	6	5
Other Energy	1	3	4
Materials & Processing	5	4	4
Producer Durables	2	4	5
Technology	16	13	12
Utilities	5	7	6
Other	2	6	4

 *S&P 500 Index.
**Dow Jones Wilshire 5000 Index.
†Annualized.

Ten Largest Holdings (% of total net assets)

ExxonMobil Corp.	5.2%
(oil)
Johnson & Johnson	3.3
(pharmaceuticals)
Bank of America Corp.	3.1
(banking)
Intel Corp.	2.9
(electronics)
International Business Machines Corp.	2.9
(computer services)
General Electric Co.	2.4
(conglomerate)
ChevronTexaco Corp.	2.1
(energy and utilities)
The Goldman Sachs Group, Inc.	2.1
(financial services)
Microsoft Corp.	2.1
(software)
The Walt Disney Co.	2.0
(entertainment)

Top Ten	28.1%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

As of 3/31/2005	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

GROWTH AND INCOME FUND

Fiscal-Year Total Returns (%) September 30, 1994–March 31, 2005

*Six months ended March 31, 2005.
Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

Average Annual Total Returns for periods ended March 31, 2005
		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Growth and Income Fund
Investor Shares	12/10/1986	7.42%	-2.21%	9.85%	1.49%	11.34%
Admiral Shares	5/14/2001	7.58	1.11*	--	--	--

*Return since inception.

As of 3/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances.

Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Growth and Income Fund	Shares	Market Value• (000)
COMMON STOCKS (98.6%)(1)

Auto & Transportation (3.0%)
Harley-Davidson, Inc.	1,796,500	$103,766
PACCAR, Inc.	665,500	48,176
Norfolk Southern Corp.	835,400	30,952
Burlington Northern
Santa Fe Corp.	520,000	28,044
*The Goodyear Tire &
Rubber Co.	398,300	5,317

		216,255

Consumer Discretionary (16.6%)
The Walt Disney Co.	5,009,000	143,909
Kimberly-Clark Corp.	1,932,900	127,050
Costco Wholesale Corp.	2,794,600	123,465
Home Depot, Inc.	2,892,000	110,590
Cendant Corp.	5,118,100	105,126
Black & Decker Corp.	1,147,700	90,657
Staples, Inc.	2,305,600	72,465
Wal-Mart Stores, Inc.	1,430,900	71,702
*Time Warner, Inc.	3,579,900	62,827
NIKE, Inc. Class B	634,600	52,869
Waste Management, Inc.	1,812,300	52,285
Sabre Holdings Corp.	2,093,500	45,806
Limited Brands, Inc.	1,653,294	40,175
Darden Restaurants Inc.	1,233,500	37,844
McDonald's Corp.	1,144,100	35,627
The Stanley Works	300,100	13,586

		1,185,983

Consumer Staples (5.7%)
General Mills, Inc.	2,387,400	117,341
The Procter & Gamble Co.	1,844,700	97,769
Sara Lee Corp.	2,705,500	59,954
The Coca-Cola Co.	1,343,900	56,000
The Pepsi Bottling Group, Inc.	1,340,100	37,322
Brown-Forman Corp. Class B	355,700	19,475
Altria Group, Inc.	275,106	17,989

		405,850

Growth and Income Fund	Shares	Market Value• (000)

Financial Services (19.8%)
Bank of America Corp.	5,035,060	$222,046
The Goldman Sachs Group, Inc.	1,335,900	146,936
SunTrust Banks, Inc.	1,800,100	129,733
Wachovia Corp.	2,422,550	123,332
Wells Fargo & Co.	1,999,500	119,570
American International
Group, Inc.	1,339,158	74,203
Metropolitan Life
Insurance Co.	1,829,200	71,522
Countrywide Financial Corp.	2,140,200	69,471
MBNA Corp.	2,715,800	66,673
Citigroup, Inc.	1,463,900	65,788
Lehman Brothers
Holdings, Inc.	660,900	62,230
Lincoln National Corp.	1,064,600	48,056
SLM Corp.	913,200	45,514
Prudential Financial, Inc.	736,800	42,292
Cincinnati Financial Corp.	828,865	36,147
Bear Stearns Co., Inc.	198,800	19,860
*E*TRADE Financial Corp.	1,091,800	13,102
CIGNA Corp.	133,300	11,904
KeyCorp	356,900	11,581
National City Corp.	252,700	8,465
North Fork Bancorp, Inc.	293,000	8,128
American Express Co.	118,200	6,072
*Providian Financial Corp.	233,200	4,002
The Chubb Corp.	43,700	3,464

		1,410,091

Health Care (13.3%)
Johnson & Johnson	3,473,200	233,260
Becton, Dickinson & Co.	1,947,700	113,785
*Forest Laboratories, Inc.	3,019,900	111,585
Pfizer Inc.	4,188,327	110,027
*Gilead Sciences, Inc.	3,043,700	108,964
Merck & Co., Inc.	2,847,800	92,183
*Zimmer Holdings, Inc.	704,800	54,840
Aetna Inc.	671,400	50,321
*Amgen, Inc.	538,900	31,369
Abbott Laboratories	607,100	28,303
*Express Scripts Inc.	60,900	5,310
HCA Inc.	93,800	5,025
*Humana Inc.	109,200	3,488
Health Management
Associates Class A	59,900	1,568

		950,028

Integrated Oils (9.0%)
ExxonMobil Corp.	6,163,436	367,341
ChevronTexaco Corp.	2,611,200	152,259
ConocoPhillips Co.	1,134,800	122,377

		641,977

Other Energy (0.8%)
Anadarko Petroleum Corp.	637,800	48,537
Baker Hughes, Inc.	144,900	6,447

		54,984

Materials & Processing (4.8%)
Nucor Corp.	1,238,400	71,282
Phelps Dodge Corp.	700,400	71,252
Rohm & Haas Co.	874,500	41,976
Louisiana-Pacific Corp.	1,616,700	40,644
Sigma-Aldrich Corp.	518,800	31,776
Dow Chemical Co.	637,100	31,759
Weyerhaeuser Co.	435,000	29,797
Archer-Daniels-Midland Co.	376,400	9,252
United States Steel Corp.	92,800	4,719
*Sealed Air Corp.	78,600	4,082
PPG Industries, Inc.	52,100	3,726

		340,265

Producer Durables (2.3%)
Northrop Grumman Corp.	1,121,100	60,517
Centex Corp.	625,400	35,817
KB HOME	274,100	32,196
*Applied Materials, Inc.	1,549,600	25,181
Tektronix, Inc.	326,800	8,016

		161,727

Technology (15.9%)
Intel Corp.	9,021,000	209,558
International Business
Machines Corp.	2,284,200	208,730
Microsoft Corp.	6,064,426	146,577
General Dynamics Corp.	1,126,400	120,581
*Symantec Corp.	4,977,900	106,179
*EMC Corp.	8,422,400	103,764
Motorola, Inc.	3,290,931	49,265
*NCR Corp.	1,253,200	42,283
*Apple Computer, Inc.	1,011,800	42,162
National Semiconductor Corp.	2,013,300	41,494
*Affiliated Computer
Services, Inc. Class A	444,500	23,665
Texas Instruments, Inc.	773,800	19,724
*Jabil Circuit, Inc.	661,600	18,869
Applera Corp.-Applied
Biosystems Group	35,000	691
*Lucent Technologies, Inc.
Warrants Exp. 12/10/2007	27,451	18

		1,133,560

Utilities (5.0%)
Edison International	3,297,000	114,472
SBC Communications Inc.	4,411,200	104,501
PG&E Corp.	1,075,200	36,664
ALLTEL Corp.	654,700	35,910
Exelon Corp.	451,600	20,724

	Shares	Market Value• (000)

FirstEnergy Corp.	327,900	$13,755
Citizens Communications Co.	1,058,400	13,696
Southern Co.	249,000	7,926
Constellation Energy Group, Inc.	140,200	7,248
*AES Corp.	362,400	5,936

		360,832

Other (2.4%)
General Electric Co.	4,720,000	170,203

TOTAL COMMON STOCKS
(Cost $6,021,373)		7,031,755

TEMPORARY CASH INVESTMENTS (1.5%)(1)

Money Market Fund (1.4%)
Vanguard Market
Liquidity Fund
2.748%**	98,820,585	98,821

	Face
	Amount
	(000)

U.S. Government Obligation (0.1%)
U.S. Treasury Bill
(2)2.739%, 6/16/2005	$4,905	4,877

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $103,698)		103,698

TOTAL INVESTMENTS (100.1%)
(Cost $6,125,071)		7,135,453

OTHER ASSETS AND LIABILITIES (-0.1%)

Receivables for Investment Securities Sold		153,511
Other Assets--Note C		15,645
Payables for Investment Securities Purchased		(144,502)
Other Liabilities		(29,523)

		(4,869)

NET ASSETS (100%)		$7,130,584

 •See Note A in Notes to Financial Statements.
 *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0.2%, respectively, of net assets.
See Note E in Notes to Financial Statements.
(2)Securities with a value of $4,877,000 have been segregated as initial margin for open futures contracts.

Amount (000)
AT MARCH 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$7,005,420
Undistributed Net Investment Income	16,811
Accumulated Net Realized Losses	(899,701)
Unrealized Appreciation (Depreciation)
Investment Securities	1,010,382
Futures Contracts	(2,328)

NET ASSETS	$7,130,584

Investor Shares--Net Assets
Applicable to 193,428,210 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$5,848,696

NET ASSET VALUE PER SHARE--
INVESTOR SHARES	$30.24

Admiral Shares--Net Assets
Applicable to 25,945,252 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$1,281,888

NET ASSET VALUE PER SHARE--
ADMIRAL SHARES	$49.41

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Growth and Income Fund Six Months Ended March 31, 2005 (000)

INVESTMENT INCOME
Income
Dividends	$69,689
Interest	1,237
Security Lending	4

Total Income	70,930

Expenses
Investment Advisory Fees--Note B
Basic Fee	3,086
Performance Adjustment	422
The Vanguard Group--Note C
Management and Administrative
Investor Shares	9,049
Admiral Shares	667
Marketing and Distribution
Investor Shares	387
Admiral Shares	64
Custodian Fees	29
Shareholders' Reports
Investor Shares	94
Admiral Shares	1
Trustees' Fees and Expenses	7

Total Expenses	13,806
Expenses Paid Indirectly--Note D	(519)

Net Expenses	13,287

NET INVESTMENT INCOME	57,643

REALIZED NET GAIN (LOSS)
Investment Securities Sold	328,252
Futures Contracts	6,177

REALIZED NET GAIN (LOSS)	334,429

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	114,917
Futures Contracts	(1,440)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	113,477

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$505,549

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Growth and Income Fund
	Six Months Ended March 31, 2005 (000)	Year Ended Sept. 30, 2004 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$57,643	$89,525
Realized Net Gain (Loss)	334,429	686,802
Change in Unrealized Appreciation (Depreciation)	113,477	115,176

Net Increase (Decrease) in Net Assets Resulting from Operations	505,549	891,503

Distributions
Net Investment Income
Investor Shares	(48,618)	(72,761)
Admiral Shares	(8,194)	(13,705)
Realized Capital Gain
Investor Shares	--	--
Admiral Shares	--	--

Total Distributions	(56,812)	(86,466)

Capital Share Transactions--Note G
Investor Shares	(323,186)	(37,027)
Admiral Shares	381,972	(76,684)

Net Increase (Decrease) from Capital Share Transactions	58,786	(113,711)

Total Increase (Decrease)	507,523	691,326

Net Assets
Beginning of Period	6,623,061	5,931,735

End of Period	$7,130,584	$6,623,061

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Growth and Income Fund Investor Shares

For a Share Outstanding	Six Months Ended March 31,	Year Ended September 30,			Jan.1 to Sept. 30,	Year Ended December 31,
Throughout Each Period	2005	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$28.31	$24.91	$20.68	$25.50	$32.06	$37.08	$30.76

Investment Operations
Net Investment Income	.24	.37	.318	.27	.22	.35	.33
Net Realized and Unrealized Gain (Loss)
on Investments	1.93	3.39	4.227	(4.81)	(6.63)	(3.55)	7.60

Total from Investment Operations	2.17	3.76	4.545	(4.54)	(6.41)	(3.20)	7.93

Distributions
Dividends from Net Investment Income	(.24)	(.36)	(.315)	(.28)	(.15)	(.35)	(.33)
Distributions from Realized Capital Gains	--	--	--	--	--	(1.47)	(1.28)

Total Distributions	(.24)	(.36)	(.315)	(.28)	(.15)	(1.82)	(1.61)

Net Asset Value, End of Period	$30.24	$28.31	$24.91	$20.68	$25.50	$32.06	$37.08

Total Return	7.66%	15.12%	22.09%	-18.04%	-20.06%	-8.97%	26.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,849	$5,780	$5,119	$4,338	$6,382	$8,968	$8,816
Ratio of Total Expenses to
Average Net Assets**	0.41%†	0.42%	0.46%	0.45%	0.40%†	0.38%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.49%†	1.35%	1.39%	1.02%	0.95%†	1.02%	1.04%
Portfolio Turnover Rate††	85%†	79%	88%	70%	41%	65%	54%

 *The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
**Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.03%, 0.01%, 0.01%, and (0.01%).
 †Annualized.
†† Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

Growth and Income Fund Admiral Shares

	Six Months Ended March 31,	Year Ended September 30,			May14* to Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001**

Net Asset Value, Beginning of Period	$46.25	$40.70	$33.78	$41.66	$50.00

Investment Operations
Net Investment Income	.440	.683	.567	.505	.20
Net Realized and Unrealized Gain (Loss) on Investments	3.146	5.530	6.920	(7.877)	(8.29)

Total from Investment Operations	3.586	6.213	7.487	(7.372)	(8.09)

Distributions
Dividends from Net Investment Income	(.426)	(.663)	(.567)	(.508)	(.25)
Distributions from Realized Capital Gains	--	--	--	--	--

Total Distributions	(.426)	(.663)	(.567)	(.508)	(.25)

Net Asset Value, End of Period	$49.41	$46.25	$40.70	$33.78	$41.66

Total Return	7.74%	15.29%	22.29%	-17.95%	-16.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,282	$843	$812	$606	$490
Ratio of Total Expenses to Average Net Assets†	0.26%††	0.25%	0.31%	0.34%	0.35%††
Ratio of Net Investment Income to Average Net Assets	1.64%††	1.51%	1.54%	1.17%	1.04%††
Portfolio Turnover Rate‡	85%††	79%	88%	70%	41%

*Inception.
**The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
†Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.03%, and 0.01%.
††Annualized.
‡Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.      Franklin Portfolio Associates, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P 500 Index. For the six months ended March 31, 2005, the investment advisory fee represented an effective annual basic rate of 0.09% of the fund’s average net assets, before an increase of $422,000 (0.01%) based on performance.

C.      The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2005, the fund had contributed capital of $939,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.94% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.      The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2005, these arrangements reduced the fund’s management and administrative expenses by $512,000 and custodian fees by $7,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2004, the fund had available realized losses of $1,231,727,000 to offset future net capital gains of $489,838,000 through September 30, 2010, and $741,889,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2005; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2005, net unrealized appreciation of investment securities for tax purposes was $1,010,382,000, consisting of unrealized gains of $1,126,027,000 on securities that had risen in value since their purchase and $115,645,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2005, the aggregate settlement value of open futures contracts expiring in June 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	305	$90,272	$(2,328)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

F.      During the six months ended March 31, 2005, the fund purchased $2,990,735,000 of investment securities and sold $2,934,316,000 of investment securities, other than U.S. government securities and temporary cash investments.

G.      Capital share transactions for each class of shares were:

	Six Months Ended March 31, 2005		Year Ended September 30, 2004
	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Investor Shares
Issued	$430,633	14,287	$988,942	35,497
Issued in Lieu of Cash Distributions	46,259	1,513	69,237	2,479
Redeemed	(800,078)	(26,549)	(1,095,206)	(39,314)

Net Increase (Decrease)--Investor Shares	(323,186)	(10,749)	(37,027)	(1,338)

Admiral Shares
Issued	452,835	9,151	203,525	4,442
Issued in Lieu of Cash Distributions	7,265	154	12,258	268
Redeemed	(78,128)	(1,585)	(292,467)	(6,434)

Net Increase (Decrease)--Admiral Shares	381,972	7,720	(76,684)	(1,724)

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended March 31, 2005
Growth and Income Fund	Beginning Account Value 9/30/2004	Ending Account Value 3/31/2005	Expenses Paid During Period*

Based on Actual Fund Return
Investor Shares	$1,000.00	$1,076.56	$2.12
Admiral Shares	1,000.00	1,077.44	1.35

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.89	$2.07
Admiral Shares	1,000.00	1,023.64	1.31

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.41% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

TRUSTEES RENEW ADVISORY AGREEMENT

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory agreement with Franklin Portfolio Associates, LLC, the fund’s investment advisor. The board determined that the retention of Franklin Portfolio Associates was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the quality of the fund’s investment management over both short-and long-term periods, and took into account the organizational depth and stability of the firm. Franklin Portfolio Associates, which has about $28 billion in assets under management, has considerable experience. It has managed quantitative portfolios for more than 20 years and has managed Vanguard Growth and Income Fund since the fund’s 1986 inception. John S. Cone, the portfolio manager since 1999, has been with Franklin Portfolio Associates since the firm’s founding in 1982.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The fund has performed in line with expectations, and its results have been consistent with its investment strategy. The fund outperformed the S&P 500 Index and the average returns of the fund’s peer group over the one-, three-, and five-year periods. Information about the fund’s performance, including some of the data considered by the board, can be found in the “Performance Summary” section of this report.

COST

The fund’s expense ratio was far below the average expense ratio charged by funds in the fund’s peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rate. The board does not consider profitability of the advisor in determining whether to approve the advisory fee, because the advisor is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

THE BENEFIT OF ECONOMIES OF SCALE

Vanguard Growth and Income Fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule, which reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
BKF Capital (investment
management), The Jeffrey Co. (holding company), and CareGain, Inc.
(health care management).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of UNX, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies served by The Vanguard Group since June 2001.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online. You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q932 052005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 17, 2005

VANGUARD QUANTITATIVE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 17, 2005

*By Power of Attorney. See File Number 002-14336, filed on December 20, 2004.
Incorporated by Reference.